Exhibit 99.1

Miller Energy Resources Moving from NASDAQ Global Market to NYSE

HUNTSVILLE, Tenn., March 30, 2011/PRNewswire/ -- Miller Petroleum, Inc. d/b/a Miller Energy Resources (“Miller”) (Nasdaq: MILL) a high growth oil and natural gas exploration, production and drilling company announced today the pending transfer of the listing of its common stock from the NASDAQ Global Market (“NASDAQ”) to the New York Stock Exchange (“NYSE”).

The Company expects to begin trading on the NYSE on April 12, 2011, under its new name, Miller Energy Resources, Inc., and its current ticker symbol "MILL.”  On April 13, 2011, the Miller Energy Resources team will ring the opening bell at the New York Stock Exchange. The Company will continue to trade under the ticker symbol "MILL" on the NASDAQ until the transfer is completed.

“It is gratifying to see Miller’s shares listed on the NYSE as this milestone marks an important step in our ongoing growth efforts by raising the profile of our company within its industry,” said Miller CEO, Scott M. Boruff. “The NYSE is home to many of the world’s most well established energy companies and we believe it provides excellent exposure and the ideal trading platform as we continue to generate long term value for our shareholders.”

“We are pleased to welcome Miller Petroleum to the NYSE,” said Scott Cutler, EVP and Co-Head of U.S. Listings and Cash Execution, NYSE Euronext. “By joining the NYSE, Miller Petroleum is aligning itself with many of the world’s leading energy companies. Miller Petroleum and its shareholders will benefit from the superior market quality and services provided by listing on NYSE Euronext, and we look forward to a strong, lasting partnership.”

About Miller

Miller Energy Resources is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America.  Miller’s focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale.  Miller is headquartered in Huntsville, Tennessee with offices in Anchorage, Alaska and Knoxville, Tennessee.  The company’s common stock is listed on the NASDAQ Stock Market under the symbol MILL.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions.  Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements.  These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties.  Additional information on these and other factors, which could affect Miller’s operations or financial results, are included in Miller Energy Resources’ reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K for the fiscal year ended April 30, 2010.  Miller Energy Resources’ actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov).  All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors.  Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

For more information, please contact the following:

Robert L. Gaylor

SVP Investor Relations

Miller Energy Resources

3651 Baker Highway

P.O. Box 130

Huntsville, Tennessee 37756

Phone: (865) 223-6575

Fax: (865) 691-8209

bobby@millerenergyresources.com

Web Site: http://www.millerenergyresources.com